UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2007

SIBERIAN ENERGY GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	333-118902	52-2207080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Madison Ave, 6th Floor, New York, NY 10016
(Address of principal executive offices) (Zip Code)

(212) 828-3011
Registrant's telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On November 7, 2007, the Board of Directors of the Registrant approved the issuance of 2,000,000 shares of common stock to Key Brokerage, LLC (“Key Brokerage”), in connection with the successful acquisition of two new oil and gas exploration licenses by KNG (as defined and as described below under Item 8.01), which shares have not been issued to date.  The Registrant will claim an exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended, since the foregoing issuance will not involve a public offering, the recipient will take the shares for investment and not resale and the Registrant will take appropriate measures to restrict transfer.

ITEM 8.01 - OTHER EVENTS

On October 22, 2007, Kondaneftegaz, LLC (“KNG”), a Russian limited liability company wholly owned by Siberian Energy Group Inc. (“we,” “us,” and the “Company”), was awarded two oil and gas exploration licenses in Khanty-Mansiysk region in West Siberia, Russia.

The two 5-year oil & gas exploration licenses awarded to KNG on October 22, 2007, were for the Karabashsky-61 and Karabashsky-67 blocks located in the Khanty-Mansiysk Autonomous Region, Russian Federation. The license areas together cover 166,000 acres and are situated in the territory of the Urals oil and gas bearing area. Newly acquired licenses notably increase the existing Company’s holdings in West Siberia.

On November 7, 2007, the Board of Directors of the Company agreed to issue 2,000,000 shares of common stock to Key Brokerage LLC, a Delaware limited liability company, in connection with the successful acquisition of the two new oil & gas exploration licenses by KNG, which shares have not been issued to date.

Brief description of Karabashsky-61 and Karabashsky-67 blocks

The Karabashsky-61 block with an area of 78,580 acres and the Karabashsky-67 block with an area of 87,230 acres are located in the Khanty-Mansiysk Autonomous region, Russia. The blocks together cover the total area of 166,000 acres. According to the Tectonic map of the central part of the West-Siberian platform, the license areas are located in the southern part of Frolovsky megadepression which includes the Khanty-Mansi depression. The geological section of the blocks’ area consists of Pre-Jurassic rocks and Mesozoic-Cenozoic sediments. In compliance with the Sketch map of oil and gas deposits in the West-Siberian province, the licence areas lie in the territory of the Urals oil and gas bearing area.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

99.1*	Press Release

* Filed herewith

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SIBERIAN ENERGY GROUP, INC.

                                                       By: /s/ David Zaikin
                                                       David Zaikin,
                                                       Chief Executive Officer

Dated:  November 15, 2007